U.S. SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  May 17, 1999



                             TM Century, Inc.
          (Exact name of registrant as specified in its charter)


            Delaware               0-13167             73-1220394
   (State or other jurisdiction  (Commission         (IRS Employer
        of incorporation)        File Number)      Identification No.)



                               2002 Academy
                           Dallas, Texas  75234
       (Address, including zip code, of principal executive offices)


    Registrant's telephone number, including area code:  (972) 406-6800

   Item 4.  Change in Registrant's Certifying Accountant

   On May 17, 1999, the Registrant dismissed its former independent accountants Deloitte & Touche LLP ("D&T") and engaged King, Griffin & Adamson, P.C. to audit the Registrant's financial statements. The decision to change independent accountants was recommended and approved by the Registrant's Board of Directors.

   D&T served as independent auditors of the Registrant for the years ended September 30, 1997 and 1998. The reports of D&T on the Registrant's financial statements for the years ended September 30, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended September 30, 1997 and 1998, and during the fiscal year 1999 prior to D&T's dismissal, the Registrant had no disagreements with D&T on matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of D&T would have caused them to make reference thereto in their report on the financial statements for such years.

   The Registrant has requested that D&T furnish it with a letter addressed to the SEC stating whether or not they agree with the above statement. A copy of such letter, dated May 18, 1999, is filed as Exhibit "5" to this Form 8-K.

   Item 7.  Financial Statements and Exhibits

   (c)   Exhibits

   5     Letter of Former Accountants

                                SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                             TM Century, Inc.


   Date:  May 18, 1999      By:  /s/Roger A. Holeman
                                 _______________________
                                 Roger A. Holeman
                                 Chief Financial Officer

                             INDEX TO EXHIBITS


   Item
   Number     Exhibit
   ______     ____________________________
   5          Letter of Former Accountants

     May 18, 1999

     Securities and Exchange Commission
     Mail Stop 9-5
     450 5th Street, N.W.
     Washington, D.C.  20549

     Dear Sirs/Madams:

     We have read and agree with the comments in Item 4 of Form 8-K of TM Century, Inc. dated May 17, 1999.

     Yours truly,


     /s/Deloitte & Touche LLP
     ________________________
     Deloitte & Touche LLP

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